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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-19351; 333-14833; and 33-81980) and in the
Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-70744) of Plantronics, Inc. of our report dated April 18, 1997 appearing on page 21 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
June 23, 1997